UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 14, 2020 (Date of earliest event reported)

NOVAGOLD RESOURCES INC.
(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip Code)

(801) 639-0511

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NG	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 14, 2020, NOVAGOLD RESOURCES INC. (the “Company”) held its 2020 Annual General Meeting of Shareholders (the “Annual Meeting”) at the Company’s offices in Vancouver, British Columbia, Canada. The information set forth below under Item 5.07 regarding the approval of the amendments to the Company’s Stock Award Plan and Performance Share Unit Plan (collectively, the “Plans”) are incorporated herein by reference. Summaries of the Plans were provided in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 26, 2020. These summaries are incorporated herein by reference to the Proxy Statement and qualified in their entirety by reference to the full text of the Plans, copies of which are attached as appendices to the Proxy Statement.

Item 5.07 Submission of Matters to a Vote of Security Holders

On May 14, 2020, the Company held its Annual Meeting at the Company’s offices in Vancouver, British Columbia, Canada. At the Annual Meeting, the Company’s shareholders approved each of the following proposals set forth in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 26, 2020:

Proposal 1:

The Company’s shareholders elected the following directors to hold office until the next annual meeting of shareholders or until a successor is elected or appointed:

Name	Votes For	Withheld	Broker Non-Votes
Dr. Elaine Dorward-King	228,384,768	7,692,753	33,497,927
Sharon Dowdall	233,297,446	2,780,075	33,497,927
Dr. Diane Garrett	234,017,892	2,059,629	33,497,927
Dr. Thomas Kaplan	234,329,359	1,748,162	33,497,927
Gregory Lang	235,598,250	479,271	33,497,927
Igor Levental	231,882,849	4,194,672	33,497,927
Kalidas Madhavpeddi	232,968,133	3,109,388	33,497,927
Clynton Nauman	233,463,642	2,613,879	33,497,927
Ethan Schutt	235,517,677	559,844	33,497,927
Anthony Walsh	234,855,318	1,222,203	33,497,927

Proposal 2:

The Company’s shareholders ratified the appointment of PricewaterhouseCoopers LLP as auditors of the Company until the next annual meeting of the shareholders of the Company or until a successor is appointed and authorized the Company’s Audit Committee of the Board of Directors to fix their remuneration:

Votes For	Withheld	Broker Non-Votes
265,977,177	3,597,313	0

Proposal 3:

The Company’s shareholders approved certain amendments to the Company’s Stock Award Plan, and approved all unallocated entitlements under the Stock Award Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
223,685,676	11,815,167	575,719	33,497,928

Proposal 4:

The Company’s shareholders approved certain amendments to the Company’s Performance Share Unit Plan, and approved all unallocated entitlements under the Performance Share Unit Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
226,784,994	8,680,650	610,918	33,497,928

Proposal 5:

The Company’s shareholders approved all unallocated entitlements under the Company’s Deferred Share Unit Plan:

Votes For	Votes Against	Abstain	Broker Non-Votes
229,432,606	5,997,404	646,552	33,497,928

Proposal 6:

The Company’s shareholders approved a non-binding resolution approving the compensation of the Company’s “Named Executive Officers”:

Votes For	Votes Against	Abstain	Broker Non-Votes
206,218,591	29,183,993	673,978	33,497,928

Proposal 7:

The Company’s shareholders approved a non-binding resolution approving the frequency of non-binding advisory votes on the compensation of the Company’s “Named Executive Officers” on an annual basis:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
233,840,325	433,665	1,261,069	541,501	33,497,930

It was approved by the Company’s Board of Directors that NOVAGOLD will hold a non-binding vote on the compensation of the Company’s Named Executive Officers on an annual basis.

Item 7.01 Regulation FD Disclosure

On May 15, 2020, the Company issued a press release announcing the election of directors and voting results from the Annual Meeting. The press release is attached hereto as Exhibit 99.1.

The information contained in the press release attached hereto is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press release, dated May 15, 2020 issued by NOVAGOLD RESOURCES INC. relating to voting results from its Annual Meeting

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 18, 2020	NOVAGOLD RESOURCES INC.

	By:	/s/ David A. Ottewell
David A. Ottewell
Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated May 15, 2020 issued by NOVAGOLD RESOURCES INC. relating to voting results from its Annual Meeting

104	Cover Page Interactive Data File – The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.